Exhibit 10.1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO SECOND AMENDED RESTATED CREDIT AGREEMENT (this “Amendment”) is effective as of March 28, 2014, by and among LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), and LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware (“LCIF”; collectively with the Trust, the “Borrowers” and each a “Borrower”), each of the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, as administrative agent (the “Agent”).
WHEREAS, the Borrowers, the Lenders, the Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of February 12, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2013, and that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 30, 2013 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower, the Requisite Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
Section 1     Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)    The definition of “Capitalized Value” is hereby deleted in its entirety and shall be replaced by the following:
““Capitalized Value” means the sum of all of the following of the Trust and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents, plus (b) (i) Adjusted EBITDA for the two most recent quarters multiplied by (ii) 2 divided by (iii) the Capitalization Rate, plus (c) the GAAP book value of Properties acquired during the two most recent quarters, plus (d) Construction-in-Process until the Property is substantially complete, plus (e) the GAAP book value of Unimproved Land, mortgages and notes. Borrowers’ pro rata share of Unconsolidated Affiliates will be included in calculations of Capitalized Value consistent with the above treatment for wholly owned assets. For purposes of determining Capitalized Value, EBITDA attributable to assets described in any of the immediately preceding clauses (c) through (e) shall be excluded from Adjusted EBITDA.”
(b)    The definition of “Construction Budget” is hereby deleted in its entirety and shall be replaced by the following:
““Construction Budget” means the fully-budgeted costs for the acquisition and construction of a given parcel of real property (including,

without limitation, the cost of acquiring such parcel of real property, reserves for construction interest and operating deficits, tenant improvements, leasing commissions and infrastructure costs, and excluding any such costs to be reimbursed or paid directly by the applicable tenant) as reasonably determined by the Trust in good faith.”
Section 2     Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of a counterpart of this Amendment duly executed by the Borrowers and the Requisite Lenders.

Section 3     Representations. Each Borrower represents and warrants to the Agent and each Lender as follows:

(a)Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding in law or equity).

(b)Compliance with Laws, etc. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to any Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any indenture, agreement or other instrument to which any Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower.

(c)No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4     Reaffirmation of Representations by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5     Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6     Expenses. The Borrowers shall reimburse the Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7     Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and shall be deemed a Loan Document.

Section 8     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE FULLY PERFORMED, IN SUCH STATE (INCLUDING, FOR SUCH PURPOSE, SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK).

Section 9     Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only.

Section 10     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11     Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

LEXINGTON REALTY TRUST

By:	/s/ Joseph S. Bonventre
	Name:	Joseph Bonventre
	Title:	Executive Vice President

LEPERCQ CORPORATE INCOME FUND L.P.

By: LEX GP-1 Trust, its sole general partner

By:	/s/ Joseph S. Bonventre
	Name:	Joseph Bonventre
	Title:	Vice President

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[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Jane E. McGrath
	Name:	Jane E. McGrath
	Title:	Vice President

[Signatures Continue on Next Page]

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

WELLS FARGO BANK, N.A.

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
	Name:	Luis Donoso
	Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

BANK OF AMERICA, N.A.

By:	/s/ Kurt Mathison
	Name:	Kurt Mathison
	Title:	Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Gordon Clough
	Name:	Gordon Clough
	Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

RBS CITIZENS, N.A.

By:	/s/ Brad Bindas
	Name:	Brad Bindas
	Title:	Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

TD BANK, N.A.

By:	/s/ Karina Martin
	Name:	Karina Martin
	Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

CAPITAL ONE, N.A.

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Rita Lai
	Name:	Rita Lai
	Title:	Senior Credit Banker

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

REGIONS BANK

By:	/s/ Kerri L. Raines
	Name:	Kerri L. Raines
	Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

FIFTH THIRD BANK

By:	/s/ Casey Gehrig
	Name:	Casey Gehrig
	Title:	Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

BARCLAYS BANK PLC

By:	/s/ Nina Guinchard
	Name:	Nina Guinchard
	Title:	Assistant Vice President